SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 20, 1999


                            KEYSTONE FINANCIAL, INC.

             (Exact name of registrant as specified in its charter)


       Pennsylvania                   0-11460                        23-2289209

(State or other jurisdiction   (Commission File Number) (IRS Employer ID No.)
 of incorporation)


     One Keystone Plaza, P.O. Box 3660, Harrisburg,  Pennsylvania 17105-3660

        (Address of principal executive offices)                  (ZIP CODE)


Registrant's telephone number including area code:      (717) 233-1555

Item 5.     Other Events

            The following document is filed as an exhibit to this Form 8-K:

                  I.    Press Release of Keystone Financial, Inc.
                        dated May 20, 1999.



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Keystone Financial, Inc.
                                         (Registrant)




Date:    May 20, 1999               Donald F. Holt
                                    _____________________________
                                    Executive Vice President &
                                    Chief Financial Officer

EXHIBIT INDEX

Exhibit No.       Description
----------        ---------------

  99.1            Press Release of Keystone Financial, Inc. dated
                   May 20, 1999.